     As filed with the Securities and Exchange Commission on September 28, 1998

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                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549



                                      FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): SEPTEMBER 23, 1998


                         ERP OPERATING LIMITED PARTNERSHIP
                 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



              ILLINOIS                   0-24920               36-3894853
  (STATE OR OTHER JURISDICTION       (COMMISSION FILE       (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)        NUMBER)           IDENTIFICATION NO.)



    TWO NORTH RIVERSIDE PLAZA, SUITE 400
             CHICAGO, ILLINOIS                                   60606
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


        Registrant's telephone number, including area code:  (312) 474-1300

                                   NOT APPLICABLE
           (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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

ITEM 7.  Financial Statements, PRO FORMA Financial Information and Exhibits

Exhibit Number       Exhibit
--------------       -------

1.1                  Form of Terms Agreement dated September 23, 1998 between
                     ERP Operating Limited Partnership and J.P. Morgan
                     Securities Inc., which is being filed pursuant to Regulation S-K, Item 601(b)(1) as an exhibit to the Registrant's registration statement on Form S-3, file no.
                     333-45557, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement; the Form of Terms
                     Agreement incorporates the terms and provisions of the Purchase Agreement filed herewith as Exhibit 1.3.

1.2                  Form of Terms Agreement dated September 25, 1998 between
                     ERP Operating Limited Partnership and J.P. Morgan
                     Securities Inc., which is being filed pursuant to Regulation S-K, Item 601(b)(1) as an exhibit to the Registrant's registration statement on Form S-3, file no.
                     333-45557, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement; the Form of Terms
                     Agreement incorporates the terms and provisions of the Purchase Agreement filed herewith as Exhibit 1.3.

1.3                  Purchase Agreement dated September 23, 1998 between ERP
                     Operating Limited Partnership and J.P. Morgan Securities
                     Inc., which is being filed pursuant to Regulation S-K,
                     Item 601(b)(1) as an exhibit to the Registrant's registration statement on Form S-3, file no. 333-45557, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.

5 Opinion of Rosenberg & Liebentritt, P.C., which is being filed pursuant to Regulation 601(b)(5) as an exhibit to the Registrant's registration statement on Form S-3, file no. 333-45557, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.


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

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ERP OPERATING LIMITED PARTNERSHIP

                                By:  EQUITY RESIDENTIAL PROPERTIES TRUST,
                                     its general partner

Date:  September 28, 1998       By:  /s/ Bruce C. Strohm
                                     -----------------------------------------
                                     Bruce C. Strohm
                                     Executive Vice President, General Counsel
                                     and Secretary








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